EXHIBIT 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the quarterly report of CNL Strategic Capital, LLC (the “Company”) on Form 10-Q for the period ended September 30, 2020, as filed with the United States Securities and Exchange Commission on the date hereof (the “Report”), I, Chirag J. Bhavsar, Chief Executive Officer and Tammy J. Tipton, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Company.

Date: November 12, 2020	/s/ Chirag J. Bhavsar
Chirag J. Bhavsar
Chief Executive Officer (Principal Executive Officer)

Date: November 12, 2020	/s/ Tammy J. Tipton
Tammy J. Tipton
Chief Financial Officer (Principal Financial and Accounting Officer)